UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bristow Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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My Fellow Stockholders:

We are very pleased to announce that our Board of Directors appointed A. William Higgins as a new director on June 27, 2016 for a term expiring at the Annual Meeting of Stockholders to be held on August 3, 2016 (the “2016 Annual Meeting”). The Board of Directors has also nominated Mr. Higgins for election as a director with a one-year term expiring at the next Annual Meeting of Stockholders in 2017 (the “2017 Annual Meeting”).

Because this change adds Mr. Higgins to the slate of nominees to be elected as directors at the 2016 Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow you to vote on the election of Mr. Higgins to serve as a director until the next 2017 Annual Meeting and until his successor has been chosen and is qualified. The election of Mr. Higgins is being considered as a separate proposal (Item 5).

You may vote on all five proposals by one of the alternatives described in the Supplement to Proxy Statement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit your new proxy or voting instructions, your previously submitted proxy or voting instructions will be voted at the 2016 Annual Meeting with respect to all other proposals, including the election of other nominees for director (Item 1), but will not be counted in determining the outcome of the fifth proposal, the election of Mr. Higgins as a director.

Please read the Proxy Statement that was previously made available to stockholders and the attached Supplement to Proxy Statement in their entirety, as together they contain all of the information that is important to your decisions in voting at the 2016 Annual Meeting.

Be safe,
Jonathan E. Baliff
President and Chief Executive Officer

Houston, Texas
June 28, 2016

BRISTOW GROUP INC.
2103 CITY WEST BLVD., 4TH FLOOR
HOUSTON, TEXAS 77042

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Bristow Group Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 2103 City West Boulevard, 4th Floor, Houston, Texas 77042 on August 3, 2016 at 8:00 a.m. (Central Daylight Time) for the following purposes:

1.	To elect as directors the nominees named in the proxy statement to serve until the next Annual Meeting of Stockholders and until their successors are chosen and have qualified;

2.	To approve on an advisory basis the Company’s executive compensation;

3.	To approve the proposed amendment and restatement of the Company’s 2007 Long Term Incentive Plan (as previously amended and restated in 2013, the “LTIP”);

4.	To approve and ratify the selection of KPMG LLP (“KPMG”) as the Company’s independent auditors for the fiscal year ending March 31, 2017; and

5.	To elect A. William Higgins as a director to serve until the next Annual Meeting of Stockholders and until his successor is chosen and has qualified.

Our stockholders may also transact such other business at the Annual Meeting of Stockholders as may properly come before the meeting and any postponements or adjournments thereof. Our Board of Directors has fixed the close of business on June 9, 2016, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

The Proxy Statement made available to stockholders on or about June 21, 2016 provides information about the matters you will be asked to consider and vote on at the annual meeting, except that additional information with respect to Item 5 listed above is set forth in the accompanying Supplement to Proxy Statement. If you previously received a Notice Regarding the Availability of Proxy Materials (the “E-Proxy Notice”), which we mailed on or about June 21, 2016, you may view the Proxy Statement, our Fiscal Year 2016 Annual Report, the Supplement to Proxy Statement and the Amended Notice of Annual Meeting of Stockholders which are available at www.envisionreports.com/BRS.

Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to review the proxy materials and hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone by using the instructions provided in the E-Proxy Notice. Alternatively, if you received a paper copy of an amended proxy card or voting instruction card by mail, you may submit your proxy or voting instruction card by completing, signing, dating and returning your amended proxy card or voting instruction card in the pre-addressed envelope provided.

By Order of our Board of Directors
E. Chipman Earle
Senior Vice President, Chief Legal Officer
and Corporate Secretary

Houston, Texas
June 28, 2016

SUPPLEMENT TO PROXY STATEMENT

Explanatory Note
On June 21, 2016, Bristow Group Inc. (the “Company” or “we,” “us” or “our”) filed its proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders (“Annual Meeting”) to be held on August 3, 2016, with the Securities and Exchange Commission (the “SEC”) and made available to its stockholders on the Internet, or commenced delivering to its stockholders by mail, the Proxy Statement and related proxy materials.

Subsequent to that date, on June 27, 2016, the Board of Directors of the Company (the “Board”), in accordance with our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, increased the size of the Board by one director and appointed A. William Higgins as a new director to fill the vacancy. This Supplement to Proxy Statement (this “Supplement”) has been prepared to provide our stockholders with information regarding a new proposal to reelect our newly appointed director, Mr. Higgins, that would have been included in the Proxy Statement had the director been appointed prior to the filing of the Proxy Statement. In order to facilitate the proper tallying of votes cast by our stockholders prior to the nomination of Mr. Higgins for election as a director, the election of Mr. Higgins as a director is being considered as a separate proposal, Item 5.

This Supplement is being furnished to our stockholders of record as of the close of business on June 9, 2016, the record date for the Annual Meeting, in connection with the solicitation of proxies to be voted at the Annual Meeting, and at any adjournment thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated June 21, 2016, previously mailed or made available to our stockholders. This supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is contained in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving an amended proxy card or voting instruction card enclosed with this Supplement that includes a nominee, Mr. Higgins, for election as a director under Item 5. Stockholders of record may vote on all five proposals by submitting the amended proxy card or voting instructions card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Higgins as a director.

Except for the addition of Item 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Addition of Candidate for Election at the Annual Meeting
The Board, acting upon the recommendation of the Corporate Governance and Nominating Committee, has authorized the addition of a candidate to our nominees to elect as directors at the Annual Meeting. Mr. Higgins has been recommended as a nominee to stand for election as a director serve until the next Annual Meeting of Stockholders and until his successor is chosen and has qualified. The Board has not yet determined the committees of the Board to which Mr. Higgins will be named. Biographical information concerning Mr. Higgins is provided below under “Item 5 - Election of an Additional Director”.

Revoking Your Proxy
Any stockholder of record who votes by telephone or the Internet or who executes and returns a proxy may revoke such proxy or change such vote at any time before it is voted at the Annual Meeting by (i) notifying our Corporate Secretary in writing, (ii) by delivering a later-dated proxy or (iii) voting in person at the Annual Meeting.

Votes Required
Each nominee for director receiving more votes cast for than against his or her election or re-election will be elected. Abstentions and broker non-votes will not be treated as votes cast for or against Item 5, and therefore have no effect on the outcome.

BRISTOW GROUP INC. – Supplement to Proxy Statement – 1

ITEM 5 - ELECTION OF AN ADDITIONAL DIRECTOR

In addition to Item 1 of the Proxy Statement, in which our Board recommended that stockholders vote for the election to our Board of each of the nominees named in the Proxy Statement, our Board is pleased to inform you that a new candidate has been nominated for election as a director. Mr. Higgins was appointed to our Board on June 27, 2016 for a term expiring at the Annual Meeting. Our Board has not yet determined the committees of the Board to which Mr. Higgins will be named.

The Corporate Governance and Nominating Committee engaged a third party search firm to assist in the identification and evaluation of Mr. Higgins. Mr. Higgins was appointed to our Board following an extensive interview and screening process involving a number of qualified candidates, and taking into account, among other things, stockholders’ interest in adding directors with chief executive officer, international business, energy and aviation experience. Based on its review, our Board has determined that Mr. Higgins is independent.

Our Board recommends that stockholders vote FOR the election to our Board of the nominee named below.

Information Concerning Nominee
We have provided information below about Mr. Higgins, including his age, citizenship and business experience during the past five years, including service other boards of directors. We have also included information about his specific attributes, experience or skills that led our Board to conclude that he should serve as a director on our Board in light of our business and structure. Unless we specifically note below, no corporation or organization referred to below is a subsidiary or other affiliate of Bristow Group Inc.

	Name, Citizenship & Age	Current or Former Principal Occupation, Position and Dates	Other Directorships (Committees, if any, and Dates)
Board since June 2016	A. William Higgins American Age: 57
CIRCOR International, Inc. (a public, global diversified manufacturing company)
- Chairman, Chief Executive Officer and President,
2008 – 2012
- President and Chief Operating Officer, 2006 – 2008
- Executive Vice President and Chief Operating Officer,
2005 – 2006
Leslie Controls, Inc. (a subsidiary of CIRCOR that filed for bankruptcy protection in 2010 and successfully emerged from bankruptcy in 2011)
- Director and Vice President, 2008 – 2012
Honeywell International, Inc. (a public, diversified technology and manufacturing company)
- Vice President and General Manager, Americas, Honeywell Building Solutions, 2002 – 2004
- Vice President and General Manager, AlliedSignal Grimes Aerospace Company, 1999 – 2002
- General Manager, AlliedSignal Aerospace Valve and Component Repair and Overhaul Service, 1996 – 1999
- Director, East Asia Business Development, AlliedSignal Electronics Materials, 1992 – 1999
- Manager, East Asia Business Development, AlliedSignal Electronics Materials, 1991 – 1992
Public Companies: - Kaman Corporation (Finance) (since 2013) (Corporate Governance) (since 2015) (Personnel and Compensation) (2009 – 2015) - CIRCOR International, Inc. (Chairman) (2008 – 2012)
Board Recommendation: Our Board concluded that Mr. Higgins should continue to serve on our Board, in light of our business and structure, for the reasons set forth below.
Key attributes, experience and skills:  Mr. Higgins is an engineer by education who started his career as an advanced technologies engineer at Pratt & Whitney Company, Inc. His professional background provides our Board with additional perspective on talent development, international operations and global strategic development, lean manufacturing and continuous improvement processes, government relations, acquisitions, and the oil and gas, distribution and industrial markets. In addition, his experience at Honeywell International, AlliedSignal and Pratt & Whitney provide him with a strong background in the aerospace industry.

Holdings of Nominee
Mr. Higgins did not beneficially own any shares of common stock of the Company as of June 9, 2016, the date of the information disclosed under “Holdings of Directors, Nominees and Executive Officers” in the Proxy Statement.

BRISTOW GROUP INC. – Supplement to Proxy Statement – 2

Bristow

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on the day prior to the meeting.

Vote by Internet

- Go to **www.envisionreports.com/BRS**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Amended Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW ITEM 5

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

+

1. **ELECTION OF DIRECTORS**
Nominees:

01 - Thomas N. Amonett	02 - Jonathan E. Baliff	03 - Lori A. Gobillot	04 - Ian A. Godden
05 - David C. Gompert	06 - Stephen A. King	07 - Thomas C. Knudson	08 - Mathew Masters
09 - Biggs C. Porter	10 - Bruce H. Stover		

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

Proposal	For	Against	Abstain
2. Advisory approval of executive compensation.	☐	☐	☐
3. Approval of the further Amendment and Restatement of the 2007 Long Term Incentive Plan.	☐	☐	☐
4. Approval and ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2017.	☐	☐	☐
5. Election of Director nominee A. William Higgins	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

+

02EC3B

. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Bristow Group Inc., a Delaware corporation (the “Company”), hereby appoints Jonathan E. Baliff and E. Chipman Earle, and each of them, proxies with power of substitution to vote and act for the undersigned, as designated on the reverse side, with respect to the number of shares of the common stock the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters, 2103 City West Blvd., 4th Floor, Houston, Texas 77042 on Wednesday, August 3, 2016, at 8:00 a.m. (CDT), and at any adjournments thereof, and, at their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS SPECIFIED WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY. Our Board of Directors recommends that you vote FOR each of the nominees listed on the reverse side for election as Directors of the Company, FOR the approval of the Company’s executive compensation, FOR Approval of the further Amendment and Restatement of the Company’s 2007 Long Term Incentive Plan, and FOR approval and ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2017. (Continued and to be marked, dated and signed, on the other side) Proxy — BRISTOW GROUP INC. Important amended notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The 2016 Proxy Statement, Supplement to Proxy Statement and fiscal year 2016 Annual Report to Stockholders are available at: www.edocumentview.com/BRS q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q